LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 12, 2020 TO THE SUMMARY

PROSPECTUS AND STATUTORY PROSPECTUS, EACH

DATED NOVEMBER 29, 2019, OF WESTERN ASSET

INCOME FUND (THE “FUND”)

The Fund’s non-fundamental investment policy to invest at least 35% of the Fund’s assets in foreign securities is eliminated effective March 12, 2020. Accordingly, the following changes are effective March 12, 2020:

1.	The last sentence in the first paragraph of the section titled “Principal Investment Strategies” in the Fund’s Summary and Statutory Prospectus is replaced with the following:

Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).

2.

The last sentence in the third paragraph of the section titled “More on the fund’s investment strategies, investments and risks – Important information” in the Fund’s Statutory Prospectus is replaced with the following:

Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).

3.

The first sentence in the first paragraph of the section titled “More on the fund’s investment strategies, investments and risks – Foreign and emerging markets securities” in the Fund’s Statutory Prospectus is hereby replaced with the following:

Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).

Please retain this supplement for future reference.

Pub. No. WASX576864